UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2025

HARBORONE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-38955	81-1607465
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

770 Oak Street,
Brockton, Massachusetts	02301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 895-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 28, 2025,  HarborOne Bancorp, Inc. (“HarborOne”) filed a Form 25, Notification of Removal From Listing and/or Registration Under Section 12(b) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission (“SEC”) to voluntarily delist HarborOne’s common stock, par value $0.01 (“HarborOne Common Stock”), from the Nasdaq Global Select Market in connection with the closing of the Merger Transaction (as defined below). The last trading day for HarborOne Common Stock on the NASDAQ Global Select Market will be October 31, 2025.

Item 8.01	Other Events.

As previously disclosed, on April 24, 2025, Eastern Bankshares, Inc. (“Eastern”), the holding company for Eastern Bank, Eastern Bank, HarborOne, the holding company for HarborOne Bank, and HarborOne Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Eastern will acquire HarborOne and HarborOne Bank through the merger of HarborOne with and into Eastern, with Eastern as the surviving entity (the “Holdco Merger”), and, immediately thereafter, the merger of HarborOne Bank with and into Eastern Bank, with Eastern Bank as the surviving entity (the “Bank Merger” and, together with the Holdco Merger, the “Merger Transaction”).

On October 28, 2025, Eastern and HarborOne jointly issued a press release announcing the following:

•	The closing occurred on October 28, 2025 under the Merger Agreement, with Eastern and HarborOne having determined that all closing conditions under the Merger Agreement had been satisfied.

•	The Merger Transaction will become effective shortly after midnight (Eastern Time) on November 1, 2025 (the “Effective Time”), pursuant to articles of merger that Eastern and HarborOne filed after the closing today.

•	Eastern and Eastern Bank have appointed Joseph F. Casey and Michael J. Sullivan to become directors of Eastern and Eastern Bank, effective as of the Effective Time, in accordance with the terms of the Merger Agreement. Until the Effective Time, Mr. Casey is the President and Chief Executive Officer and Member of the Board of Directors, and Mr. Sullivan is the Chairman of the Board of Directors, of HarborOne and HarborOne Bank.

•	As previously disclosed, the deadline is 5:00 p.m. (Eastern Time) on October 28, 2025 for holders of HarborOne Common Stock to elect their preferred form of merger consideration by completing the election materials previously sent to such holders. Eastern anticipates that it will announce on or before Monday, November 3, 2025, the results of the allocation and proration procedures set forth in the Merger Agreement.

•	As previously disclosed and described above, HarborOne Common Stock will be delisted from the NASDAQ Global Select Market in connection with the Merger following the close of trading on October 31, 2025, the last day on which HarborOne Common Stock will trade.

A copy of the October 28, 2025 press release is provided herewith as Exhibit 99.1 and incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Factors relating to the proposed Merger Transaction that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of the Merger Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger Transaction may not be timely completed, if at all; that prior to the completion of the Merger Transaction or thereafter, Eastern or HarborOne may not perform as expected due to Merger Transaction-related uncertainty or other factors; that Eastern is unable to successfully implement its integration strategies; reputational risks and the reaction of the companies’ customers to the Merger Transaction; the inability to implement onboarding or transition plans and other consequences associated with the Merger Transaction; continued pressures and uncertainties within the banking industry and Eastern and HarborOne’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, and legislative, regulatory, and fiscal policy changes and related compliance costs; and diversion of management time on Merger Transaction-related issues.

These forward-looking statements are also subject to the risks and uncertainties applicable to our respective businesses generally that are disclosed in Eastern’s and HarborOne’s respective 2024 Annual Reports on Form 10-K. Eastern’s and SEC filings are accessible on the SEC’s website at sec.gov and on their respective corporate websites of Eastern and HarborOne at investor.easternbank.com and harboronebancorp.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this Current Report on Form 8-K or the press release provided herewith as Exhibit 99.1, Eastern and HarborOne claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, each company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 28, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HARBORONE BANCORP, INC.

Date: October 28, 2025	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	President and Chief Executive Officer